UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2013

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On November 27, 2013, Universal Truckload Services, Inc. (“Universal” or the “Company”) entered into a Unit Purchase Agreement (the “Agreement”) among Universal, Hiberis International Corp. (“Seller”), SM International Holdings (“SMI”) and SM Brasil Participações, S.A. (“SMB” and, together with SMI, the “Guarantors”), pursuant to which Universal will purchase from Seller (the “Acquisition”) all of the membership interests of Westport USA Holding, LLC (“Westport Holding”). Westport Holding is the sole shareholder of Westport Axle Corp. (“Westport”). Based in Louisville, Kentucky, Westport provides value-added warehousing and component distribution services to U.S. manufacturers of Class 4-8 trucks, RVs and super-duty trucks, and also machines and distributes steering knuckles and axle components for the automotive industry.

The cash purchase price payable by Universal under the Agreement is $123 million, on a debt-free, cash-free basis, subject to a purchase price adjustment after closing. The Agreement contains customary representations, warranties and indemnities for a transaction of this type, including covenants which relate to the operation of the Westport business during the period between signing and closing and the execution of a supply agreement between Westport and Sifco S.A., a Brazilian affiliate of the Seller, that provides for purchase of forged parts used by Westport to supply U.S. customers. The Guarantors guarantee Seller’s performance obligations in the manner and to the extent set forth in the Agreement.

The closing of the Acquisition is subject to various closing conditions, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), as well as other customary closing conditions. Universal intends to partly fund the Acquisition pursuant to the Company’s senior credit facility, which is expected to be increased to $300 million from $220 million. Universal’s obligation to close the Acquisition is not subject to a financing condition. The Agreement may be terminated by the mutual consent of Universal and Seller, and under certain other circumstances, including if the closing of the Acquisition has not occurred by March 31, 2014.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 hereto. The Agreement is included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties thereto. The Agreement contains representations, warranties and covenants (a) that have been made only for the purposes of the Agreement, (b) are qualified by information in disclosure schedules that the parties have exchanged in connection with signing the Agreement, (c) are subject to materiality qualifications in the Agreement that may differ from what may be viewed as material by investors and shareholders, (d) were made only as of the date of the Agreement or such other date as is specified in the Agreement and (e) have been included in the Agreement for the purposes of allocating risk between the contracting parties rather than establishing matters of fact. Accordingly, the Agreement is included with this filing only to provide investors and shareholders with information regarding the terms of the Agreement, and not to provide investors and shareholders with any other factual information regarding the Company or its business, or Seller, Guarantor or Westport or their respective businesses. Accordingly, investors and shareholders should not rely on the representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Seller, Guarantors, Westport or any of their respective subsidiaries or affiliates. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and the other documents that the Company files with the SEC.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K are forward-looking statements, including the expected timing and expected financing of the Acquisition. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include risks related to, among other things, obtaining regulatory approval of or non-objection to the Acquisition; the potential impact on the business due to uncertainty about the Acquisition; the retention of Westport employees and the ability of Universal to successfully integrate operations; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, suppliers, other business partners or governmental entities for both parties; other business transaction costs; actual or contingent liabilities of the acquired business; the inability to predict the future success or market acceptance of the acquired business; and other risks described in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the date hereof. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Item 7.01	Regulation FD Disclosure.

On December 2, 2013, Universal issued a press release announcing the signing of the Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Unit Purchase Agreement, dated November 27, 2013, among Universal Truckload Services, Inc., Hiberis International Corp., SM International Holdings and SM Brasil Participações, S.A.

99.1**	Press Release dated December 2, 2013.

*	Schedules and exhibits to the Agreement have been omitted pursuant to Section 601(b)(2) of Regulation S-K. Universal Truckload Services, Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit upon the request of the SEC.
**	In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under Item 7.01 (Regulation FD Disclosure) shall be deemed “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: December 2, 2013	/s/ David A. Crittenden
David A. Crittenden
Chief Financial Officer